Exhibit 99.1

                Certification Pursuant to Rules 13a-14 and 15d-14
                       of the 1934 Securities Exchange Act

      I, E. James Ferland, certify that:

1. I have reviewed this current report on Form 8-K dated September 27, 2002, of PSEG Energy Holdings, Inc. (the registrant), which report is being filed solely to reflect the reclassification of certain businesses as discontinued operations as a result of previously disclosed business decisions to sell the businesses of PSEG Energy Technologies, Inc. and PSEG Global, Inc.'s interest in Tanir Bavi, an electric generation facility in India;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

      a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the report is being prepared;

      b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

      c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

      a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified any material weakness in internal controls; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weakness.

Dated: September 27, 2002

                               /s/ E. James Ferland
                               -------------------------------------------------
                               E. James Ferland
                               Chairman of the Board and Chief Executive Officer